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                                                                    EXHIBIT 10.1


                           STOCK PURCHASE AGREEMENT

     1.  Purchase and Payment.  The Value Group, LLC ("Value Group") hereby
         --------------------
agrees to purchase from Video City, Inc., a Delaware corporation (the "Company"), 303 shares (the "Shares") of the Company's Series C Convertible Redeemable Preferred Stock, with a stated Value of $1,000 per share (the "Series C Preferred Stock"), having terms and conditions in accordance with the form of the Certificate of Designations attached hereto as Exhibit A (the "Certificate of Designations"), at an aggregate purchase price of $303,000 (the "Purchase Price") and the Company hereby agrees to issue the Shares subject to the terms and conditions of this Stock Purchase Agreement. Value Group and the Company agree that the Purchase Price of the Shares to be purchased hereby consists of the cancellation by Value Group of outstanding fees in the amount of $303,000 owed by the Company to Value Group as of the date hereof.

     2.  Closing; Conveyances at Closing  The closing of the transactions
         -------------------------------
contemplated by this Stock Purchase Agreement shall take place as soon as practicable from the date hereof (the "Closing Date"). On the Closing Date, the Company shall deliver to Value Group the stock certificate representing the Shares, and Value Group shall have deemed to have delivered to the Company the Purchase Price (consisting of the cancellation by Value Group of outstanding fees as set forth in Section 1). The Shares shall not be deemed issued to, or owned by, Value Group until the stock certificate representing the Shares is delivered to Value Group.

     3.  Value Group Representations and Warranties. Value Group hereby
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 represents and warrants to the Company as follows:

         (a) Value Group is an "accredited investor" within the meaning of Regulation D under the Securities Act of 1933, as amended (the "Act").

         (b) Value Group is acquiring the Shares for Value Group's own account, for investment purposes only, and not with a view to or for sale in connection with any distribution of such securities.

         (c) Value Group acknowledges its understanding that the offer and sale of the Shares are intended to be exempt from registration under the Act, and exempt from qualification under the securities laws of certain states of United States by virtue of exemptions from such registration and qualification for transactions not involving any public offering. In furtherance thereof, Value Group represents and warrants to and agrees with the Company as follows:

             (i) Value Group has the financial ability to bear the economic risk of its investment in the Company (including its possible loss), has adequate means of providing for its current needs and contingencies and has no need for liquidity with respect to its investment in the Company; and

             (ii) Value Group has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares and has obtained, in its judgment, sufficient information from the Company to evaluate the merits and risks of an investment in the Shares.

         (d) Value Group:

             (i)  has received copies of the Company's Annual Report on Form 10-

                                       1.
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K for the fiscal year ended January 31, 1999, as amended, filed with the
Securities and Exchange Commission (the "SEC"), and all other reports of the Company filed with the SEC since May 17, 1999 that has been requested from the Company (collectively, the "SEC Filings"), and has been furnished any other documents requested from the Company by Value Group, and understands and has evaluated the risks of a purchase of the Shares;

             (ii) has been given the opportunity to ask questions of the Company concerning the Company, the terms and conditions of this offering and other matters pertaining to this investment, has received complete and satisfactory answers to any such inquiries and has been given the opportunity to obtain such additional information necessary to verify the accuracy of the information which was provided in order for it to evaluate the merits and risks of an investment in the Company to the extent the Company possesses such information or can acquire it without unreasonable effort or expense; and

             (iii) has read and is familiar with the SEC Filings and other information provided to Value Group and has determined that the Shares are a suitable investment for Value Group.

         (e) Value Group acknowledges its understanding that although the Company's strategy contemplates additional future mergers, acquisitions, strategic divestitures and financing, there can be no assurances that any such future transactions will be consummated.

         (f) In making its decision to purchase the Shares, Value Group is not relying on the Company with respect to tax or other economic considerations involved in this investment.

         (g) Value Group represents, warrants, and agrees that it will not sell, transfer or otherwise dispose of the Shares or the shares of Common Stock issuable upon conversion of the Shares (i) without registration under the Act and any applicable state securities laws or (ii) without providing to the Company a written opinion of counsel to Value Group reasonably satisfactory to the Company opining that an exemption from registration or qualification is available. Value Group fully understands and agrees that Value Group must bear the economic risk of its investment for an indefinite period of time because, among other reasons, the Shares and the shares of Common Stock issuable upon conversion of the Shares have not been registered under the Act or under the securities laws of certain states and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Act and under applicable securities laws of such states, or an exemption from such registration is available. Value Group acknowledges that the Company's Common Stock is currently traded on the OTC Bulletin Board, that there is no established public trading market for the Series C Preferred Stock, and that there can be no assurance that such an established public trading market will develop in the future.

                                       2.
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         (h) Value Group acknowledges and agrees that the certificate representing the Shares shall bear the following (or substantially equivalent) legends on the face or reverse side thereof:

     "THE SECURITES REPRESENTED BY THIS CERTIFICATE AND THE SHARES ISSUABLE UPON CONVERSION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER SAID ACT OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE IN THE OPINION OF COUNSEL FOR THE ISSUER"

Any certificate or other document issued at any time in exchange or substitution for, or upon conversion or exercise of, any security bearing such legends shall also bear such (or substantially equivalent) legend unless, in the sole opinion of counsel for the Company, the securities represented thereby need no longer be subject to such restrictions.

         (i) Value Group is duly organized and validly existing and has all power and authority to enter into this Stock Purchase Agreement and to invest in the Shares as contemplated herein. The execution, delivery and performance by Value Group of this Stock Purchase Agreement has been duly authorized by all necessary action on the part of Value Group.

         (j) No agency of the United States or any state thereof has passed upon the Shares or made any findings or determination as to the fairness of this investment.

         (k) The representations, warranties, agreements, undertakings and acknowledgements made by Value Group in this Stock Purchase Agreement are made with the intent that they be relied upon by the Company and its agent (including, without limitation, the Company's counsel) in determining Value Group's suitability as a purchaser of the Shares.

         (l) Value Group's place of residence is located in California.

     4.  Registration.  The Company shall, at its sole cost and expenses,
         ------------
file a registration statement with the Securities and Exchange Commission covering the resale of the shares of Common Stock issuable upon conversion of the Shares under the Act on or before June 30, 1999 and shall use its best efforts to cause such registration statement to become effective as soon as practicable thereafter. The Company shall take all actions reasonably necessary to keep such registration statement continuously effective until that date upon which Value Group no longer owns any of the Shares or the shares of Common Stock issuable upon conversion of the Shares. The Company shall (i) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith; and (ii) furnish to Value Group copies of the registration statement and the prospectus included therein as Value Group may reasonably request in order to facilitate the public sale or other disposition of the shares of Common Stock covered by such registration statement. In connection with any registration hereunder, Value Group shall provide such information and execute such documents as may reasonably be requested by the Company in connection with such registration.

     5.  Indemnity by Value Group.  Value Group agrees to indemnify and
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hold harmless the Company and its directors, officers, employees and counsel against any and all loss, liability,

                                       3.
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claim, damage, and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) related to (i) any false representation or warranty made by Value Group herein or (ii) any transfer by Value Group of the Shares or the shares of Common Stock of the Company issuable upon conversion of the Shares in violation of any securities laws; or (iii) any claims arising out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement filed pursuant to Section 4 herein, or the omission or alleged omission therein to state a material fact required to be stated in such registration statement or necessary to make the statements therein not misleading, to the extent such claim arises out of or are based upon any untrue statement or alleged untrue statement or omission or alleged omission based upon information furnished to the Company in writing by Value Group expressly for use therein.

     6.  Indemnity by the Company.  The Company agrees to indemnify and hold
         ------------------------
 harmless Value Group and its directors, officers, employees and counsel against any and all loss, liability, claim, damage, and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) related to (i) any false representation or warranty made by the Company herein or the failure by the Company to perform any covenant or agreement contained herein or in the Certificate of Designations or
(ii) any issuance of the Shares or the shares of Common Stock of the Company issuable upon conversion of the Shares in violation of any securities laws; or
(iii) any claims arising out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement filed pursuant to Section 4 herein, or the omission or alleged omission therein to state a material fact required to be stated in such registration statement or necessary to make the statements therein not misleading, except to the extent such claim arises out of or are based upon any untrue statement or alleged untrue statement or omission or alleged omission based upon information furnished to the Company in writing by Value Group expressly for use therein.

     7.  Assignment.  Neither this Stock Purchase Agreement nor any of the
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rights or obligations hereunder may be assigned by any party without the prior written consent of the other party. Subject to the foregoing, this Stock Purchase Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, and no other person shall have any right, benefit or obligation under this Stock Purchase Agreement as a third party beneficiary or otherwise.

     8.  Notices.  All notices, requests, demands and other communications
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which are required or may be given under this Stock Purchase Agreement shall be in writing and shall be deemed to have been duly given when received if personally delivered; when transmitted if transmitted by telecopy, electronic or digital transmission method (with proof of transmission); the day after it is sent, if sent for next day delivery to a domestic address by recognized overnight delivery service (e.g., FED EX); and upon receipt, if sent by
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certified or registered mail, return receipt requested.

     9.  Governing Law.  This Stock Purchase Agreement shall be governed by
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and construed in accordance with the laws of the State of California without reference to choice of law provisions.

     10. Waiver of Right to Trial by Jury.  Each party to this Stock Purchase
         --------------------------------
Agreement hereby waives its rights to a trial by jury.

                                       4.
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     11. Expenses.  Each party hereto shall pay its own legal, accounting,
         --------
out-of-pocket and other expenses incident to this Stock Purchase Agreement and to any action taken by such party in preparation for carrying this Stock Purchase Agreement into effect.

     12. Invalidity.  In the event that any one or more of the provisions
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contained in this Stock Purchase Agreement or in any other instrument referred to herein, shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, then to the maximum extent permitted by law, such invalidity, illegality or unenforceability shall not affect any other provision of this Stock Purchase Agreement or any other such instrument.

     13. Entire Agreement.  This Stock Purchase Agreement, together with all
         ----------------
exhibits hereto, constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties.

     14. Attorneys' Fees.  In the event of any legal action or proceeding to
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enforce or interpret the provisions hereof, the prevailing party shall be entitled to reasonable attorneys' fees, whether or not the proceeding results in a final judgment.

     15. Multiple Counterparts. This Stock Purchase Agreement may be executed in
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one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Stock Purchase Agreement as of June 2, 1999.

                             VIDEO CITY, INC.



                             By:   /s/ Robert Y. Lee
                                 ------------------------------
                                   Robert Y. Lee
                                   Chief Executive Officer

                             THE VALUE GROUP, LLC



                                   /s/ John T. Sheehy
                                 ------------------------------
                                   John T. Sheehy
                                   Managing Director


                                       5.